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                                                                    EXHIBIT 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in, and the incorporation by reference in, this joint registration statement/proxy of our report dated March 11, 1996, included in Network Long Distance, Inc.'s Form 10-K for the year ended March 31, 1997, and to all references to our Firm included in this registration statement.

/s/  MAYER HOFFMAN MCCANN L.C.

Kansas City, Missouri

April 14, 1998